UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2015

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 4, 2015, Premier, Inc. (“Premier”) announced that it and its consolidated subsidiary, Premier Healthcare Solutions, Inc. (“PHSI”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) dated as of July 31, 2015 by and among PHSI, Premier, CECity.com, Inc. (“CECity”), the shareholders of CECity identified in the Stock Purchase Agreement (the “Shareholders”), certain related guarantors identified in the Stock Purchase Agreement (the “Guarantors”), and a representative of the Shareholders (the “Shareholders’ Representative”), pursuant to which PHSI has agreed to purchase all the outstanding shares of capital stock of CECity.

The aggregate cash purchase price is $400.0 million and will be adjusted, on a dollar-for-dollar basis (i) upward or downward, as the case may be, to the extent working capital at closing is less than or greater than $1,251,100, (ii) upward or downward, as the case may be, to reflect the actual cash and cash equivalents of CECity at closing and (iii) upward or downward, as the case may be, to reflect the actual indebtedness of CECity at closing. Premier expects to fund the acquisition with $250.0 million of cash on hand and $150.0 million of borrowings under the Premier’s revolving credit facility.

CECity, headquartered in Pittsburgh, Pa., is a cloud-based healthcare solutions provider, specializing in performance management and improvement, pay-for-value reporting and professional education. As a leading software as a service (SaaS) provider in the healthcare industry, CECity offers turnkey solutions for clinical data registries, continuing medical education, maintenance of certification, performance improvement, pay-for-value reporting and lifelong professional development.

The transaction does not require the approval of Premier’s shareholders and is not conditioned on receipt of financing by Premier or PHSI. The acquisition is anticipated to close during Premier’s 2016 first fiscal quarter ended September 30, 2015, subject to the satisfaction of certain customary closing conditions. The Stock Purchase Agreement contains customary closing conditions for a transaction of this type, including obtaining applicable antitrust approvals, the accuracy of representations and warranties, and the absence of any events occurring after the date of the agreement that would have or be reasonably expected to have a material adverse effect on CECity.

The Stock Purchase Agreement contains customary representations, warranties and covenants. CECity’s general representations and warranties will survive for one year, representations and warranties related it intellectual property will survive for two years, and certain additional fundamental representations and warranties, as well as claims of fraud and claims regarding pre-closing tax liabilities, will survive for seven years. CECity’s indemnification obligation for breach of representations and warranties will be subject to (1) a $100,000 per claim deductible with any claims over such amount being subject to an aggregate deductible equal to $4.0 million, and (2) an aggregate cap of $40.0 million (“General Cap”). The General Cap is subject to customary carveouts for breaches of certain fundamental representations and warranties, fraud and pre-closing tax liabilities and that provide for higher liability limitations for these matters.

The Shareholders and Guarantors are subject to employee non-solicitation provisions for a five-year period post-closing. In addition, within North America, the Shareholders and Guarantors are subject to non-compete provisions with respect to CECity’s business for a five-year period post-closing. Further, the Shareholders and the Guarantors are subject to customer and supplier non-solicitation provisions for a five-year period post-closing.

Certain current CECity executive officers have executed employment agreements that become effective only upon the closing of the acquisition. PHSI currently expects, but is not required, to maintain CECity’s primary operations in Pittsburgh, Pennsylvania. Premier expects to integrate CECity into Premier’s performance services segment.

Either PHSI or the Shareholders’ Representative may terminate the Stock Purchase Agreement if the closing does not occur by October 15, 2015 or such other date as may be agreed upon in writing by the parties, and for other customary reasons related to a material breach of representations, warranties, covenants or other agreements.

The foregoing summary of the Stock Purchase Agreement and the transaction does not purport to be a complete description and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto.

The filing of this Current Report on Form 8-K shall not be deemed an admission by Premier that the transaction described herein is material.

Item 7.01	Regulation FD

On August 4, 2015, Premier issued a press release announcing its entry into the Stock Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and is not and shall not be deemed “filed” as part of this Form 8-K.

Forward-Looking Statements

Statements made in or furnished with this Form 8-K under Item 1.01 and Item 7.01 (including the press release referred to under Item 7.01 and furnished herewith as Exhibit 99.1) that are not statements of historical or current facts, such as those related to Premier’s ability to provide enhanced capabilities, products and services, deepen its existing relationships and expand its customer base, changes in healthcare regulatory and reporting requirements, the realization of expected long-term accelerated growth prospects and identified synergies, the timing and amount of any contribution to adjusted fully distributed earnings per share, if any, from the acquisition, the expected closing date and future operations and integration are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC and available on Premier’s website at http://investors.premierinc.com. You should carefully read these reports. Forward looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Stock Purchase Agreement, dated July 31, 2015, by and among Premier Healthcare Solutions, Inc., Premier, Inc., CECity.com, Inc., the shareholders thereof, certain related guarantors, and a representative of the shareholders of CECity.com, Inc.

99.1	Press Release of Premier, Inc., dated August 4, 2015 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	Chief Executive Officer and President

Date: August 4, 2015